SCHEDULE 14A
(RULE 14a-101)
Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Rule 14a-12

Garrison Capital Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

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GARRISON CAPITAL INC.
1350 Avenue of the Americas
New York, NY 10019

June 24, 2013

Dear Stockholder:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Garrison Capital Inc. (the “Company”) to be held on August 6, 2013 at 2:00 p.m., Eastern Time, at the offices of Dechert LLP, located at 1095 Avenue of the Americas, New York, New York.

The Notice of Annual Meeting of Stockholders and the proxy statement, which are accessible on the Internet or by request, provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to: (1) elect two directors of the Company and (2) ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. I will also report on the Company’s progress since its initial public offering and respond to stockholders’ questions.

It is very important that your shares be represented at the Annual Meeting. Even if you plan to attend the Annual Meeting in person, I urge you to follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy on the Internet. We encourage you to vote via the Internet, if possible, as it saves the Company significant time and processing costs. On the Notice of Internet Availability of Proxy Materials you also will find instructions on how to request a hard copy of the proxy statement and proxy card free of charge, and you may vote your proxy by returning a proxy card to us after you request the hard copy materials. Your vote and participation in the governance of the Company are very important to us.

Sincerely yours,

Joseph Tansey
Chief Executive Officer

GARRISON CAPITAL INC.
1350 Avenue of the Americas
New York, NY 10019
(212) 372-9590

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 6, 2013

Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of Garrison Capital Inc. (the “Company”) that:

The 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company will be held at the offices of Dechert LLP, located at 1095 Avenue of the Americas, New York, New York, on August 6, 2013 at 2:00 p.m., Eastern Time, for the following purposes:

1.	To elect two Class I directors of the Company who will each serve for a term of three years or until his successor is duly elected and qualifies; and
2.	To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

You have the right to receive notice of, and to vote at, the Annual Meeting if you were a Stockholder of record at the close of business on June 11, 2013. We are furnishing proxy materials to our Stockholders on the Internet, rather than mailing printed copies of those materials to each Stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials, and vote your proxy, on the Internet.

Your vote is extremely important to us. If you are unable to attend the Annual Meeting, we encourage you to vote your proxy on the Internet by following the instructions provided on the Notice of Internet Availability of Proxy Materials. You may also request from us, free of charge, hard copies of the proxy statement and a proxy card by following the instructions on the Notice of Internet Availability of Proxy Materials. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

THE BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS.

By Order of the Board of Directors,

Julian Weldon
Secretary

New York, New York
June 24, 2013

This is an important meeting. To ensure proper representation at the Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy via the Internet or request, complete, sign, date and return a proxy card. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person if you wish to change your vote.

GARRISON CAPITAL INC.
1350 Avenue of the Americas
New York, NY 10019
(212) 372-9590

PROXY STATEMENT
For
2013 Annual Meeting of Stockholders
To Be Held on August 6, 2013

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (“Notice of Annual Meeting”). Much of the information in this proxy statement (“Proxy Statement”) is required under rules of the Securities and Exchange Commission (“SEC”), and some of it is technical in nature. If there is anything you do not understand, please contact us at (212) 372-9590.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Garrison Capital Inc. (the “Company,” “Garrison Capital,” “we,” “us” or “our”) for use at our 2013 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, August 6, 2013 at 2:00 p.m., Eastern Time, at the offices of Dechert LLP, located at 1095 Avenue of the Americas, New York, New York, and at any postponements or adjournments thereof. This Proxy Statement and the Company’s audited financial statements for the year ended December 31, 2012 (the “Audited Financial Statements”) are being provided to stockholders (“Stockholders”) of the Company of record as of June 11, 2013 (the “Record Date”) via the Internet on or about June 24, 2013. In addition, a Notice of Annual Meeting and a Notice of Internet Availability of Proxy Materials are being sent to Stockholders of record as of the Record Date.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by voting by proxy, which means that you authorize someone else to vote your shares. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you execute a proxy without specifying your voting instructions, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the Board’s discretion unless you specifically state otherwise on your proxy.

You may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy or by voting in person at the Annual Meeting. Any Stockholder entitled to vote at the Annual Meeting may attend the Annual Meeting and vote in person, whether or not he or she has previously voted his or her shares via proxy or wishes to change a previous vote.

You will be eligible to vote your shares electronically via the Internet, by telephone or by mail by following the instructions on the Notice of Internet Availability of Proxy Materials.

Purpose of Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.	To elect two Class I directors of the Company who will each serve for a term of three years or until his successor is duly elected and qualifies (“Proposal 1”); and
2.	To ratify the selection of Ernst & Young LLP (“Ernst & Young”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 (“Proposal 2”).

Voting Securities

You may vote your shares at the Annual Meeting only if you were a Stockholder of record at the close of business on the Record Date. There were 16,758,779 shares of the Company’s common stock (the “Common Stock”) outstanding on the Record Date. Each share of Common Stock is entitled to one vote.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes. If there are not enough votes for a quorum, the chairman of the Annual Meeting will adjourn the Annual Meeting to permit the further solicitation of proxies.

Votes Required

Election of Director

The election of a director requires the vote of a majority of the shares of Common Stock cast at the Annual Meeting in person or by proxy. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Ratification of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to ratify the appointment of Ernst & Young to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Broker Non-Votes

Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the Annual Meeting. Proposal 1 is a non-routine matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to Proposal 1, the election of two Class I directors. Therefore, if you do not give your broker or nominee specific instructions on how to vote for you or you do not vote for yourself via the Internet, by returning a proxy card or by other arrangement with your broker or nominee, then your shares will have no effect on Proposal 1.

Proposal 2, the ratification of the selection of Ernst & Young to serve as the Company’s independent registered public accounting firm, is a routine matter. As a result, if you beneficially own your shares and you do not provide your broker or nominee with proxy instructions, then by voting via the Internet, returning a proxy card or other arrangement with your broker or nominee, your broker or nominee will be able to vote your shares for you on Proposal 2.

Adjournment and Additional Solicitation.  If there appears not to be enough votes to approve the proposals at the Annual Meeting, then either the presiding officer of the Annual Meeting or the Stockholders who are represented in person or by proxy may vote to adjourn the Annual Meeting to permit further solicitation of proxies. Joseph Tansey and Brian Chase are the persons named as proxies and will vote proxies held by one of them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

A Stockholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Audited Financial Statements to the Internet and the cost of mailing the Notice of Annual Meeting, the Notice of Internet Availability of Proxy Materials and any requested proxy materials to Stockholders. The Company intends to use the services of Broadridge Financial Solutions, Inc., a leading provider of investor communications solutions, to aid in the distribution and collection of proxy votes. The Company expects to pay market rates for such services. The Company reimburses brokers, trustees, fiduciaries and other institutions for their reasonable expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

In addition to the solicitation of proxies by use of the Internet, proxies may be solicited in person and/or by telephone, mail or facsimile transmission by directors or officers of the Company, officers or employees of Garrison Capital Advisers, LLC, the Company’s investment adviser (“Garrison Capital Advisers”), Garrison Capital Administrator, LLC, the Company’s administrator (“Garrison Capital Administrator”), and/or by a retained solicitor. No additional compensation will be paid to such directors, officers or regular employees for such services. If the Company retains a solicitor, the Company has estimated that it would pay approximately $10,000 for such services. If the Company engages a solicitor, you could be contacted by telephone on behalf of the Company and urged to vote. The solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to vote over the telephone and to have your vote transmitted to our proxy tabulation firm. The address of each of Garrison Capital Advisers and Garrison Capital Administrator is 1350 Avenue of the Americas, New York, New York 10019.

Stockholders may provide their voting instructions through the Internet, by telephone or by mail by following the instructions on the Notice of Internet Availability of Proxy Materials. These options require Stockholders to input the control number, which is provided with the Notice of Internet Availability of Proxy Materials. If you vote using the Internet, after visiting www.proxyvote.com and inputting your control number, you will be prompted to provide your voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders that vote via the Internet, in addition to confirming their voting instructions prior to submission, will, upon request, receive an e-mail confirming their instructions.

If a Stockholder wishes to participate in the Annual Meeting but does not wish to give a proxy by the Internet, the Stockholder may attend the Annual Meeting in person or request and submit a proxy card by following the instructions on the Notice of Internet Availability of Proxy Materials.

Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by resubmitting voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the Annual Meeting, by attending the Annual Meeting or by a notice, provided in writing and signed by the Stockholder, delivered to the Company’s Secretary on any business day before the date of the Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, to our knowledge, there are no persons who would be deemed to “control” us, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Our board of directors consists of three interested directors and four independent directors. An interested director is an “interested person” of the Company, as defined in the 1940 Act, and independent directors are all other directors (the “Independent Directors”). Messrs. Roy Guthrie, Cecil Martin, Bruce Shewmaker and Matthew Westwood qualify as Independent Directors.

The following table sets forth, as of June 21, 2013, certain ownership information with respect to our Common Stock for those persons who directly or indirectly own, control or hold with the power to vote, five percent or more of our outstanding Common Stock and all officers and directors, individually and as a group.

		Percentage of Common Stock outstanding
Name and address(1)	Type of ownership	Shares owned	Percentage
Garrison Investment Group LP(2)	Beneficial	5,334,521	31.8%
Joseph Tansey(3)	Record/Beneficial	5,401,188	32.2%
Steven Stuart(3)	Record/Beneficial	5,401,188	32.2%
Rafael Astruc(4)	Record/Beneficial	13,000	*
Brian Chase(5)	Record/Beneficial	4,264	*
Roy Guthrie(6)	Record/Beneficial	10,000	*
Cecil Martin(4)	Record/Beneficial	3,000	*
Bruce Shewmaker(4)	Record/Beneficial	3,000	*
Matthew Westwood(4)	Record/Beneficial	3,000	*
Julian Weldon	Record/Beneficial	0	*
All officers and directors as a group (8 persons)	Record/Beneficial	5,436,188	32.4%
Corbin Opportunity Fund, L.P.(7)	Record/Beneficial	1,307,348	7.8%
Delfinco, LP(8)	Record/Beneficial	1,307,348	7.8%
Silver Creek SOC3 Sub-Fund, Ltd.(9)	Record/Beneficial	1,961,021	11.7%

(1)	The address for Garrison Investment Group LP (“Garrison Investment Group”) and each executive officer and director is c/o Garrison Investment Group, 1350 Avenue of the Americas, New York, New York 10019.
(2)	Garrison Investment Group or one of its affiliates serves as investment adviser to GSOF-SP LLC, GSOF-SP II LLC, GSOF-SP DB LLC, GSOF LLC, GSOIF Corporate Loan Pools Ltd., Garrison Capital Offshore Ltd., Garrison Capital Fairchild I, Ltd. and Garrison Capital Fairchild II Ltd. By virtue of the investment power held over securities held by these entities, Garrison Investment Group and its affiliates may be deemed to have beneficial ownership over the 601,605, 316,374, 522,424, 342,330, 205,892, 2,430,539, 338,086 and 577,271 shares owned of record by GSOF-SP LLC, GSOF-SP II LLC, GSOF-SP DB LLC, GSOF LLC, GSOIF Corporate Loan Pools Ltd., Garrison Capital Offshore Ltd., Garrison Capital Fairchild I, Ltd. and Garrison Capital Fairchild II Ltd., respectively. In each case, all of the voting rights to such securities have been passed through to the ultimate limited partners or members, as the case may be.
(3)	Messrs. Tansey and Stuart are control persons of Garrison Investment Group and its affiliates and Garrison Capital Advisers. The shares of Common Stock shown in the above table as being owned by each named individual reflect the fact that, due to their control of such entities, each may be viewed as having investment power over the 601,605, 316,374, 522,424, 342,330, 205,892, 2,430,539, 338,086 and 577,271 shares of Common Stock owned of record by GSOF-SP LLC, GSOF-SP II LLC, GSOF-SP DB LLC, GSOF LLC, GSOIF Corporate Loan Pools Ltd., Garrison Capital Offshore Ltd., Garrison Capital Fairchild I, Ltd. and Garrison Capital Fairchild II Ltd., respectively. In each case, all of the voting rights to such shares have been passed through to the ultimate limited partners or members, as the case may be. In addition, the shares of Common Stock shown in the above table as being owned by each named individual reflect the fact that, due to their control of such entities, each may be viewed as having investment and voting power over an aggregate of 66,667 shares owned of record by Garrison Capital Advisers Holdings MM LLC. Messrs. Tansey and Stuart disclaim beneficial ownership of all shares of Common Stock, except to the extent of their respective pecuniary interests therein. Messrs. Tansey and Stuart each own 1.2% of these shares beneficially and of record and 100% of these shares beneficially.
(4)	Each director owns all of these shares beneficially and of record.
(5)	Mr. Chase owns 70.4% of these shares beneficially and of record and 100% of these shares beneficially.
(6)	Mr. Guthrie is the Investment Manager of Guthrie 2012 Investments, LP, which owns the reported securities. Mr. Guthrie disclaims beneficial ownership of the shares of Common Stock held by Guthrie 2012 Investments LP, except to the extent of his direct pecuniary interest therein.
(7)	The address for Corbin Opportunity Fund, L.P. is 590 Madison Avenue, 31st Floor, New York, New York 10022.
(8)	The address for Delfinco, LP is 510 Feheley Drive, King of Prussia, Pennsylvania 19406.

(9)	The address for Silver Creek SOL3 Sub-Fund, Ltd. is c/o Silver Creek Management LLC, 1301 Fifth Avenue, 40th Floor, Seattle, Washington 98101.
*	Less than 1 percent.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s directors and other executive officers and any persons holding more than 10% of its Common Stock are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report in this Proxy Statement any failure to file such reports by those due dates. The filing requirements of Section 16(a) of the Exchange Act did not apply to the Company’s directors, officers and principal stockholders during the year ended December 31, 2012.

Dollar Range of Equity Securities Beneficially Owned by Directors

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of June 21, 2013. We are not part of a “family of investment companies,” as that term is defined in Schedule 14A.

Name of Director	Dollar Range of Equity Securities in Garrison Capital(1)
Independent Directors
Roy Guthrie	$100,001 - $500,000
Cecil Martin	$10,001 - $50,000
Bruce Shewmaker	$10,001 - $50,000
Matthew Westwood	$10,001 - $50,000
Interested Directors
Joseph Tansey	Over $1,000,000
Rafael Astruc	$100,001 - $500,000
Brian Chase	$50,001 - $100,000

(1)	Dollar ranges are as follows: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000.

PROPOSAL 1: ELECTION OF DIRECTORS

In accordance with the Company’s bylaws, the Board currently has seven members. Directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring each year. After this election, the terms of Class I, II and III will expire in 2016, 2014 and 2015, respectively. Each director will hold office for the term to which he is elected or until his successor is duly elected and qualifies.

A Stockholder can vote for or against, or abstain from voting with respect to, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each nominee named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that Messrs. Tansey and Martin will be unable or unwilling to serve.

THE BOARD, INCLUDING EACH OF ITS INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

Certain information with respect to the Class I nominees for election at the Annual Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds and the year in which each person became a director of the Company. The nominees for Class I directors currently serve as directors of the Company.

Messrs. Tansey and Martin have each been nominated for election as a Class I director for a three-year term expiring in 2016. Messrs. Tansey and Martin are not being proposed for election pursuant to any agreement or understanding between either of Mr. Tansey or Mr. Martin and the Company.

Nominees for Class I Director

Name, Age and Address(1)	Position(s) Held with the Company	Director Since	Expiration of Term	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director or Nominee for Director During the Past Five Years(2)
Interested Directors
Joseph Tansey (40)(3)	Chairman of the Board and Chief Executive Officer	2011	2013	President - Garrison Investment Group (March 2007 - present)	None
Independent Directors
Cecil Martin (71)	Director	2011	2013	Independent Commercial Real Estate Investor	Director - Crosstex Energy, Inc. (2006 - present)
					Director - Crosstex Energy, L.P. (2006 - present)
					Director - Comstock Resources, Inc. (1998 - present)
					Director - Bois d’Arc Energy, Inc. (2006 - 2008)

Class II Directors (continuing directors not up for re-election at the Annual Meeting)

Name, Age and Address(1)	Position(s) Held with the Company	Director Since	Expiration of Term	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director or Nominee for Director During the Past Five Years(2)
Interested Directors
Rafael Astruc (44)(4)	Director	2011	2014	Chief Executive Officer - Garrison Securities LLC (September 2011 - present)	Director - Private Advisors, LLC (January 1997 - December 2010)(5)
				President - Cicero Alternative Asset Management, LLC (January 2011 - present)
				Co-founder - Private Advisors, LLC (January 1997 - December 2010)
Independent Directors
Bruce Shewmaker (67)	Director	2011	2014	Managing Director - MVC Capital, Inc. (November 2003 - present)(6)	Director - Harris & Harris Group, Inc. (August 2011 - present)(7)
				Senior Investment Professional - Tokarz Group Advisers, LLC (November 2006 - present)	Member of Board of Managers - MVC Partners LLC (November 2006 - present)
					Director - Velocitius B.V. (June 2006 - present)
					Director - Vestal Manufacturing Enterprises, Inc. (April 2004 - present)
					Director - Foliofn, Inc. (March 2004 - present)

Class III Directors (continuing directors not up for re-election at the Annual Meeting)

Name, Age and Address(1)	Position(s) Held with the Company	Director Since	Expiration of Term	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director or Nominee for Director During the Past Five Years(2)
Interested Directors
Brian Chase (35)(8)	Chief Financial Officer, Treasurer and Director	2011	2015	Chief Operating Officer and Chief Financial Officer - Garrison Investment Group (March 2007 to present)	None
Independent Directors
Roy Guthrie (59)	Director	2011	2015	Executive Vice President and Chief Financial Officer - Discover Financial Services (2005 - April 2011)	Director - Discover Bank (2006 - 2012) Director - Bluestem Brands, Inc. (2010 - present)
					Director - Lifelock, Inc. (2012 - present)
					Nationstar Mortgage Holdings Inc. (2012 - present)
Matthew Westwood (42)	Director	2011	2015	Director and Principal - Wilshire Associates Incorporated (1997 - 2010)	None

(1)	The business address of each director is c/o Garrison Investment Group, 1350 Avenue of the Americas, New York, New York 10019.
(2)	With the exception of Mr. Shewmaker, as described herein, no director otherwise currently serves as a director of an investment company subject to or registered under the 1940 Act.
(3)	Mr. Tansey is an interested director due to his position as Chairman of the Board and Chief Executive Officer of the Company and as President of Garrison Investment Group.
(4)	Mr. Astruc is an interested director due to his position as a Managing Director of Garrison Investment Group.
(5)	Private Advisors, LLC is an investment company subject to the 1940 Act.
(6)	MVC Capital, Inc. is a business development company subject to the 1940 Act.
(7)	Harris & Harris Group, Inc. is a business development company subject to the 1940 Act.
(8)	Mr. Chase is an interested director due to his position as Chief Financial Officer of the Company and Chief Operating Officer and Chief Financial Officer of Garrison Investment Group.

Corporate Governance

We believe that maintaining the highest standards of corporate governance is a crucial part of our business, and we are committed to having in place the necessary controls and procedures designed to ensure compliance with applicable laws, rules and regulations.

Director Independence

NASDAQ corporate governance requirements require listed companies to have a board of directors with at least a majority of Independent Directors. Under NASDAQ corporate governance requirements, in order for a director to be deemed independent, our Board must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his responsibilities. On an annual basis, each of our directors is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the director is independent under NASDAQ corporate governance requirements, the 1940 Act and our corporate governance guidelines. Our Board has determined that each of our directors, other than Messrs. Tansey, Chase and Astruc, is independent under the listing standards of The NASDAQ Global Select Market and the 1940 Act. Our corporate governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board, the Chairman of the Nominating and Corporate Governance Committee and our Secretary of any change in circumstance that may cause his status as an Independent Director to change. The Board limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to Independent Directors.

The Board’s Oversight Role in Management

The Board’s role in management of the Company is one of oversight. Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by Garrison Capital Advisers as part of its day-to-day management of our investment activities. The Board reviews risk management processes at both regular and special Board meetings throughout the year, consulting with appropriate representatives of Garrison Capital Advisers as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of the Company’s investments.

The Board’s Composition and Leadership Structure

The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. Currently, four of the Company’s seven directors are Independent Directors (and are not “interested persons”). Joseph Tansey, President of Garrison Investment Group, and therefore an interested person of the Company, serves as our Chief Executive Officer and Chairman of our

Board. Our Board believes that it is in the best interests of our investors for Mr. Tansey to lead the Board because of his familiarity with our portfolio companies, his broad experience with the day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described below.

The Board does not have a lead Independent Director. However, Messrs. Martin and Shewmaker, the Chairman of the Audit Committee and the Nominating and Corporate Governance Committee, respectively, are Independent Directors and act as liaisons between the Independent Directors and management between meetings of the Board. The Board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board also believes that its small size creates an efficient corporate governance structure that provides opportunity for direct communication and interaction between Garrison Capital Advisers and the Board.

Information About Each Director’s Experience, Qualifications, Attributes or Skills

Below is additional information about each director (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each director possesses and which the Board believes has prepared each director to be an effective member of the Board. The Board believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience or a factor that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s professional experience, education and/or other personal experiences. The Company’s counsel has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its Stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.

Interested Directors

Joseph Tansey has served as Chairman of our Board and Chief Executive Officer since 2011 and is a member of our investment committee. He has served as President of Garrison Investment Group since its formation in March 2007. Prior to forming Garrison Investment Group, Mr. Tansey was a managing director at Fortress Investment Group LLC from 2002 to 2007 and a partner of Drawbridge Special Opportunities Fund from its inception in August 2002 to March 2007. At Drawbridge Special Opportunities Fund, Mr. Tansey was responsible for investment and loan structuring with a focus on structured finance and real estate transactions. Most recently, he ran Drawbridge Special Opportunities Fund’s rediscount lending business. From 1998 to 2002, Mr. Tansey worked at Goldman Sachs & Co. in Tokyo, Hong Kong and New York as a member of the Asian Special Situations Group, the Real Estate Principal Investment Group and the Mortgages Department. Prior to joining Goldman Sachs, Mr. Tansey worked at Starwood Capital Group from 1995 to 1998 where he was involved in the acquisition and management of real estate operating businesses and distressed debt. Mr. Tansey received a B.A. and a B.S. from The University of Pennsylvania.

Rafael Astruc has served as a director since 2011 and is a member of our investment committee. He joined Garrison Investment Group in September 2011 and is currently a managing director. Mr. Astruc is currently the chief executive officer of Garrison Securities LLC and the president of Cicero Alternative Asset Management, LLC, an advisory firm he founded in January 2011. Prior to founding Cicero Alternative Asset Management, LLC, Mr. Astruc co-founded Private Advisors, LLC, a fund of funds platform specializing in hedge funds and private equity partnerships targeting middle market buyouts, in 1997. While at Private Advisors, LLC from 1997 through 2010, Mr. Astruc served on the board of directors, management committee and investment committee and focused on credit, distressed, direct lending and private equity strategies, with responsibility for portfolio construction, manager selection, due diligence and interfacing with institutional investors and consultants. Prior to co-founding Private Advisors, Mr. Astruc served as an associate at Matrix Capital Markets Group, Inc., a merger and acquisition advisory firm representing sellers of privately-held businesses in the middle market. Over the course of his career, Mr. Astruc has served on numerous private equity and hedge fund advisory boards. Mr. Astruc received a B.S. from George Mason University.

Brian Chase has served as our Chief Financial Officer, Treasurer and director since 2011. Mr. Chase is also a member of our investment committee. He joined Garrison Investment Group at its formation in March 2007 and currently serves as its chief operating officer and chief financial officer with responsibility for structuring of funds, financing, operations, tax, accounting and general administration. Prior to joining Garrison Investment Group, from 2005 until March 2007, Mr. Chase was chief financial officer of the Distressed Securities business at The Blackstone Group, where he was responsible for building and overseeing the fund infrastructure and operations. From 2002 until 2005, Mr. Chase was a controller for Fortress Investment Group LLC where he helped develop and oversee the fund’s accounting, tax, financing and operations. Prior to joining Fortress Investment Group, Mr. Chase worked at UBS Alternative Investment Group, a manager of equity and distressed hedge funds, and in the Capital Markets Group at PricewaterhouseCoopers LLP specializing in hedge fund audits. Mr. Chase received a B.S. from the State University of New York at Binghamton and is a Certified Public Accountant (inactive).

Independent Directors

Roy Guthrie has served as a director since 2011. Mr. Guthrie has served as an independent director for Bluestem Brands, Inc. since 2010, Lifelock, Inc. since 2012 and Nationstar Mortgage Holdings Inc. since 2012. Mr. Guthrie served as the executive vice president and chief financial officer of Discover Financial Services from 2005 through April 2011. Mr. Guthrie also was a member of the Discover Bank Board from 2006 through 2012. Prior to joining Discover Financial Services, Mr. Guthrie was the president and chief executive officer of Citi Financial International, LTD, a consumer finance business of Citigroup Inc., and a member of Citigroup Inc.’s Management Committee from 2000 to 2004. Prior to joining Citi Financial International, LTD, Mr. Guthrie spent 22 years in various capacities with Associates First Capital Corporation, including serving as its chief financial officer from 1996 to 2000 and as a member of its board of directors from 1998 to 2000. Mr. Guthrie received a B.A. from Hanover College and an M.B.A. from Drake University.

Cecil Martin has served as a director since 2011. Mr. Martin is an independent commercial real estate investor. Mr. Martin has served as a director of Comstock Resources, Inc. since 1988 and currently serves as its lead independent director and chairman of its audit committee. Since 2006, he has served on the board of directors of Crosstex Energy, Inc. and Crosstex Energy, L.P. and is a member of the audit committee, the risk management committee and the compensation committee of Crosstex Energy, L.P. and Crosstex Energy, Inc. Mr. Martin also serves as chair of the compensation committee of Crosstex Energy, L.P. From 2006 through 2008, Mr. Martin was a director and chairman of the audit committee of Bois d’Arc Energy, Inc. In addition, from 1973 to 1991, he served as chairman of a public accounting firm in Richmond, Virginia. Mr. Martin received a B.B.A. from Old Dominion University and is a Certified Public Accountant in the Commonwealth of Virginia.

Bruce Shewmaker has served as a director since 2011. Mr. Shewmaker has served as a managing director for MVC Capital, Inc. since November 2003 and as a senior investment professional for The Tokarz Group Advisers, LLC, MVC Capital, Inc.'s external management company, since November 2006. Mr. Shewmaker also currently serves as a member of the board of directors for Foliofn, Inc., MVC Partners LLC, Velocitius B.V., Vestal Manufacturing Enterprises, Inc. and Harris & Harris Group, Inc. Prior to joining MVC Capital, Inc., Mr. Shewmaker served as a managing director for E*OFFERING Corp., an investment banking firm, from 1999 to 2001. Mr. Shewmaker was also president and chief executive officer of The US Russia Investment Fund from 1997 to 1998 and spent 10 years at Merrill Lynch & Co., Inc., where he co-founded Merrill Lynch Venture Capital, Inc. and participated in sourcing, negotiating and monitoring private equity transactions, including leveraged buyouts and venture capital investments. During his career, Mr. Shewmaker has served on numerous boards of directors, including Infrared Imaging Systems, Inc. from 2001 to 2007 and MVC Capital, Inc. from 2003 to 2004. Mr. Shewmaker received a B.S. from The Ohio State University.

Matthew Westwood has served as a director since 2011. Mr. Westwood most recently served as the managing director and principal of Wilshire Associates Incorporated from 1997 to 2010. While at Wilshire Associates Incorporated, Mr. Westwood was also a senior investment professional for Wilshire Private Markets, a global private equity fund of funds. At Wilshire Private Markets, Mr. Westwood focused on private equity partnership investments, co-investments, and secondary investments with responsibility for investment strategy, market research, portfolio construction, investment sourcing, due diligence and interfacing with institutional clients and consultants. Prior to joining Wilshire Associates Incorporated, Mr. Westwood worked at Ernst & Young, LLP from 1992 to 1996 where he managed audit and consulting engagements for both public and private clients. During his career, Mr. Westwood has served on numerous private equity limited partner advisory boards, including serving as a member of the board of directors of the Pittsburgh Venture Capital Association from July 2004 to June 2006 and as a member of the board of directors of Wilshire Associates Incorporated’s 401k Committee from December 2006 to March 2010. Mr. Westwood received a B.S. from Villanova University and an M.B.A. from the University of Pittsburgh. Mr. Westwood is currently an inactive Certified Public Accountant.

Committees of the Board

Our Board has established an Audit Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended December 31, 2012, our Board held five Board meetings. All directors attended at least 75% of the aggregate number of meetings of the Board that were held while they were members of the Board. The Company requires each director to make a diligent effort to attend all Board and committee meetings and encourages directors to attend the Annual Meeting.

Audit Committee

The members of the Audit Committee are Messrs. Guthrie, Martin, Shewmaker and Westwood, each of whom is independent for purposes of the 1940 Act and The NASDAQ Global Select Market corporate governance requirements. Mr. Martin serves as Chairman of the Audit Committee. The Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for aiding our Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board and Audit Committee use the services of one or more independent valuation firms to help them determine the fair value of these securities. Our Board has determined that Mr. Martin is an “audit committee financial expert,” as defined under Item 407(d)(5) of Regulation S-K under the Securities Act of 1933, as amended. Mr. Guthrie simultaneously serves on the audit committees of more than three public companies and our Board has determined that Mr. Guthrie’s simultaneous service on the audit committees of other public companies does not impair his ability to effectively serve on the Audit Committee. In addition, each member of our Audit Committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act. The Audit Committee has adopted a written charter that is available on our website at www.garrisoncapitalbdc.com.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Guthrie, Martin, Shewmaker and Westwood, each of whom is independent for purposes of the 1940 Act and the corporate governance requirements of The NASDAQ Global Select Market. Mr. Shewmaker serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our Stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Nominating and Corporate Governance Committee has adopted a written charter that is available on our website at www.garrisoncapitalbdc.com.

The Nominating and Corporate Governance Committee will consider nominees to the Board recommended by a Stockholder, if such Stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a Stockholder who wishes to nominate a person for election as a director at a meeting of Stockholders must deliver written notice to our Secretary, Julian Weldon, c/o Garrison Capital Inc., 1350 Avenue of the Americas, New York, New York 10019. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws, including the following information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our Common Stock owned, if any; and a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Stockholders. In order to be eligible to be a nominee for election as a director by a Stockholder, such potential nominee must deliver to our Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board include compliance with the independence and other applicable requirements of the corporate governance requirements of The NASDAQ Global Select Market, the 1940 Act and the SEC, and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee charter and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board, but the Nominating and Corporate Governance Committee will consider such factors as it may deem are in the best interests of the Company and its Stockholders. Such factors may include the individual’s professional experience, education, skills and other individual qualities or attributes, including gender, race or national origin.

Compensation Committee

We do not have a compensation committee because our executive officers do not receive any direct compensation from us. Our Board, as a whole, participates in the consideration of director compensation and decisions on director compensation are based on a review of data of comparable business development companies.

Communication with the Board

Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations Department, 1350 Avenue of the Americas, New York, New York 10019, or by calling us collect at (212) 372-9590 or by visiting our website at www.garrisoncapitalbdc.com. However, if Stockholders believe that their questions have not been addressed, they may communicate with the Board by sending their communications to Julian Weldon, Secretary, c/o Garrison Capital Inc., 1350 Avenue of the Americas, New York, New York 10019. All Stockholder communications received in this manner will be delivered to one or more members of the Board.

Information about the Executive Officer Who Is Not a Director

Set forth below is certain information regarding our executive officers who are not directors.

Name(1)	Age	Position
Julian Weldon	40	Chief Compliance Officer and Secretary

(1)	The address for the executive officer is c/o Garrison Investment Group, 1350 Avenue of the Americas, New York, New York 10019.

Julian Weldon has served as our Chief Compliance Officer and Secretary since 2011. Mr. Weldon is the General Counsel for Garrison Investment Group. Prior to joining Garrison in September 2008, Mr. Weldon was Senior Counsel in the Banking department in the New York office of Allen & Overy LLP where he advised on their lending activities across a wide range of product areas. Earlier in his career, Mr. Weldon worked in the Banking department in Allen & Overy’s London office from March 1997 to July 2000. Mr. Weldon was seconded to the leverage finance team of The Goldman Sachs Group, Inc. in London from 1998 to 1999 and also spent five months in 2000 seconded to the internal legal team of Barclays Bank plc in New York. Mr. Weldon attended law school at the College of Law in London and obtained an undergraduate degree in law (J.D. equivalent) from the University of East Anglia, England. Mr. Weldon is admitted to practice in New York and England.

Code of Conduct and Joint Code of Ethics

We expect each of our officers and directors, as well as any person affiliated with our operations, to act in accordance with the highest standards of personal and professional integrity at all times and to comply with the Company’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Company has adopted a Code of Conduct, which is posted on the Company’s website at www.garrisoncapitalbdc.com. The Code of Conduct applies to the Company’s directors, executive officers, officers and their respective staffs.

We and Garrison Capital Advisers have adopted and maintain a Joint Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the Joint Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the Joint Code of Ethics’ requirements. You may read and copy the Joint Code of Ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the Joint Code of Ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of the Joint Code of Ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. We intend to disclose any material amendments to or waivers of required provisions of the Joint Code of Ethics on a current report on Form 8-K.

Compensation of Directors

The following table shows information regarding the compensation earned by our directors for the fiscal year ended December 31, 2012. No compensation is paid to directors who are “interested persons” of the Company.

	Year ended December 31, 2012
Name	Total Compensation from Garrison Capital Inc.(1)	Pension or Retirement Benefits Accrued as Part of Our Expenses(2)	Aggregate Compensation from Garrison Capital Inc.(1)
Independent Directors
Roy Guthrie	$61,202	—	$61,202
Cecil Martin	$73,702	—	$73,702
Bruce Shewmaker	$66,202	—	$66,202
Matthew Westwood	$61,202	—	$61,202
Interested Directors
Rafael Astruc	—	—	—
Brian Chase	—	—	—
Joseph Tansey	—	—	—

(1)	The amounts listed are for the year ended December 31, 2012. For a discussion of the Independent Directors’ compensation, see below.
(2)	We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

Our Independent Directors each receive an annual fee of $70,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the Chairman of the Audit Committee receives an annual fee of $12,500 and each Chairman of any other committee receives an annual fee of $5,000 for their additional services in these capacities. Independent Directors have the option to receive their directors’ fees paid in shares of our Common Stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are not independent of the Company and Garrison Capital Advisers. In addition, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers.

Our Independent Directors waived a portion of their fees for the period from October 9, 2012 through March 31, 2013. As a result of this waiver, commencing with the calendar quarter ended December 31, 2012 until the end of the calendar quarter ended March 31, 2013, the Independent Directors each received a pro rata portion of an annual fee of $35,000.During this period, there were no other changes to the fees or reimbursements of expenses described above.

Certain Relationships and Related Party Transactions

Policies and Procedures for Managing Conflicts

Our executive officers and directors and the members of Garrison Capital Advisers and members of our investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. Garrison Capital Advisers and its affiliates have both subjective and objective procedures and policies in place that are designed to manage the potential conflicts of interest between Garrison Capital Advisers’ fiduciary obligations to us and its similar fiduciary obligations to other clients. For example, such policies and procedures are designed to ensure that investment opportunities are allocated in a fair and equitable manner among us and Garrison Capital Advisers’ other clients. An investment opportunity that is suitable for multiple clients of Garrison Capital Advisers and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that Garrison Capital Advisers’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

Garrison Capital Advisers may manage investment vehicles with similar or overlapping investment strategies with us and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by Garrison Capital Advisers and its affiliates. When we invest alongside such other accounts as permitted, such investments are made consistent with the allocation policy of Garrison Investment Group and Garrison Capital Advisers. Under this allocation policy, a fixed calculation, based on the type of investment, will be applied to determine the amount of each opportunity to be allocated to us. This allocation policy will be periodically approved by Garrison Capital Advisers and reviewed by our Independent Directors. We expect that these determinations will be made similarly for other accounts sponsored or managed by Garrison Capital Advisers and its affiliates. Where we are able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with Garrison Capital Advisers’ pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by Garrison Capital Advisers or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. However, we cannot assure you that investment opportunities will be allocated to us fairly or equitably in the short-term or over time. We expect that these determinations will be made similarly for other accounts sponsored or managed by Garrison Investment Group and its affiliates. In situations where co-investment with other accounts managed by Garrison Capital Advisers or its affiliates is not permitted or appropriate, Garrison Investment Group and Garrison Capital Advisers will need to decide which client will proceed with the investment. Garrison Capital Advisers’ allocation policy provides, in such circumstances, for investments to be allocated on a rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

Co-Investment Opportunities

We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. We, Garrison Investment Group and Garrison Capital Advisers have submitted an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our Board determines that it would be advantageous for us to co-invest with other accounts managed by Garrison Capital Advisers or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We cannot assure you, however, that we will obtain such approvals or exemptive relief or develop opportunities that comply with such limitations.

Material Non-Public Information

Our senior management, members of our investment committee and other investment professionals from Garrison Capital Advisers may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Investment Advisory Agreement

We have entered into an investment advisory agreement (the “Investment Advisory Agreement”) with Garrison Capital Advisers pursuant to which we pay Garrison Capital Advisers a fee for investment management services consisting of a base management fee and an incentive fee. This fee structure may create an incentive for Garrison Capital Advisers to invest in certain types of securities. Additionally, we rely on investment professionals from Garrison Investment Group to assist our Board with the valuation of our portfolio investments.

The management fee and incentive fee paid to Garrison Capital Advisers are based on the value of our investments, and there may be a conflict of interest when personnel of Garrison Capital Advisers are involved in the valuation process for our portfolio investments. For the fiscal year ended December 31, 2012, Garrison Capital Advisers earned management fees under the Investment Advisory Agreement in the amount of $2,565,251, of which $288,343 was waived.

Administration Agreement

We have entered into an administration agreement (the “Administration Agreement”) pursuant to which Garrison Capital Administrator furnishes us with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services. Under the Administration Agreement, Garrison Capital Administrator performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to our Stockholders and reports filed with the SEC. Garrison Investment Group is the sole member of and controls Garrison Capital Administrator. For the fiscal year ended December 31, 2012, Garrison Capital Administrator earned $248,725 for the services described above, of which $48,417 was waived.

License Agreement

We have entered into a license agreement (the “License Agreement”) with Garrison Investment Group pursuant to which Garrison Investment Group has granted us a non-exclusive, royalty-free license to use the name “Garrison.” Under the License Agreement, we have a right to use the Garrison name for so long as Garrison Capital Advisers or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Garrison” name.

Staffing Agreement

Garrison Capital Advisers has entered into a staffing agreement (the “Staffing Agreement”) with Garrison Investment Group. Under the Staffing Agreement, Garrison Investment Group makes available to Garrison Capital Advisers experienced investment professionals and access to the senior investment personnel and other resources of Garrison Investment Group and its affiliates. The Staffing Agreement provides Garrison Capital Advisers with access to deal flow generated by the professionals of Garrison Investment Group and commits the members of our investment adviser’s investment committee to serve in that capacity. Garrison Capital Advisers capitalizes on what we believe to be the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Garrison Investment Group’s investment professionals.

Related Party Transactions Policy

The Audit Committee, in consultation with the Company’s Chief Executive Officer, Chief Compliance Officer and legal counsel, has established a written policy to govern the review of potential related party transactions. The Audit Committee conducts quarterly reviews of any potential related party transactions and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Conduct or Joint Code of Ethics.

PROPOSAL 2: RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, an independent registered public accounting firm, audited our consolidated financial statements for the fiscal year ended December 31, 2012 and has been selected as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2013. The Audit Committee selected Ernst & Young, and that selection was ratified by a majority of our Board, including all of the Independent Directors. We do not know of any direct or indirect financial interest of Ernst & Young in the Company. Representative(s) of Ernst & Young will attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

The following table sets forth Ernst & Young’s fees pertaining to the fiscal years ended December 31, 2011 and December 31, 2012 (dollars in thousands):

	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2012
Audit Fees	$312	$408
Audit-Related Fees	30	21
Tax Fees	142	78
All Other Fees	189	204
Total Fees	$673	$711

Audit Fees:  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings.

Audit-Related Fees:  Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees:  Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state and local tax compliance.

All Other Fees:  Other fees include fees billed for products and services, other than the services described above, related to the Company’s registration statement on Form N-2.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. All audit, audit-related, tax and other services provided by Ernst & Young to the Company during the fiscal year ended December 31, 2012 were approved by the Audit Committee in accordance with such policy. Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

Audit Committee Report(1)

The following is the report of the Audit Committee of Garrison Capital Inc. (the “Company”) with respect to the Company’s consolidated audited financial statements for the fiscal year ended December 31, 2012 (the “Audited Financial Statements”).

The Audit Committee has reviewed and discussed the Company’s Audited Financial Statements with management and Ernst & Young LLP (“Ernst & Young”), the Company’s independent registered public accounting firm, with and without management present. The Audit Committee included in its review results of Ernst & Young’s examinations, the Company’s internal controls and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the Securities and Exchange Commission (the “SEC”). The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also has discussed with Ernst & Young matters relating to Ernst & Young’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement of Auditing Standards No. 61 (Auditor’s Communication With Those Charged With Governance). In addition, the Audit Committee has discussed with Ernst & Young their independence from management and the Company, as well as the matters in the written disclosures received from Ernst & Young and required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committee Concerning Independence). The Audit Committee received a letter from Ernst & Young confirming their independence and discussed it with them. The Audit Committee discussed and reviewed with Ernst & Young the Company’s critical accounting policies and practices, internal controls, other material written communications to management and the scope of Ernst & Young’s audit and all fees paid to Ernst & Young during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and audit-related services performed by Ernst & Young for the Company. The Audit Committee has reviewed and considered the compatibility of Ernst & Young’s performance of audit-related services with the maintenance of Ernst & Young’s independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the Board of Directors approve the Audited Financial Statements. In addition, the Audit Committee has engaged Ernst & Young to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, and has directed that the selection of Ernst & Young should be submitted to the Company’s stockholders for ratification.

June 24, 2013

The Audit Committee

Cecil Martin, Chairman
Roy Guthrie
Bruce Shewmaker
Matthew Westwood

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS

The Board knows of no other matter that is likely to come before the Annual Meeting or that may properly come before the Annual Meeting, apart from the consideration of an adjournment or postponement.

If there appears not to be enough votes for a quorum or to approve the proposals at the Annual Meeting, then either the presiding officer of the Annual Meeting or the Stockholders who are represented in person or by proxy may vote to adjourn the Annual Meeting to permit the further solicitation of proxies. The person(s) named as proxies will vote proxies held by them for such adjournment.

ANNUAL AND QUARTERLY REPORTS

Copies of our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K are available, without charge, on our website at www.garrisoncapitalbdc.com or upon request by writing to us or by calling us collect at (212) 372-9590. Please direct your written request to Julian Weldon, Secretary, c/o Garrison Capital Inc., 1350 Avenue of the Americas, New York, New York 10019. Copies of such reports are also posted and are available without charge on the SEC’s website at www.sec.gov.

DELIVERY OF PROXY MATERIALS

Please note that only one copy of the Proxy Statement, the Audited Financial Statements or Notice of Internet Availability of Proxy Materials may be delivered to two or more Stockholders who share an address. We will deliver promptly, upon request, a separate copy of any of these documents to Stockholders at a shared address to which a single copy of such document(s) was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to us or by calling us collect at (212) 372-9590. Please direct your written requests to Julian Weldon, Secretary, c/o Garrison Capital Inc., 1350 Avenue of the Americas, New York, New York 10019.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2014 annual meeting of Stockholders will be held in May 2014, but the exact date, time and location of such meeting have yet to be determined. A Stockholder who intends to present a proposal at the 2014 annual meeting, including nomination of a director, must submit the proposal in writing addressed to Julian Weldon, Secretary, c/o Garrison Capital Inc., 1350 Avenue of the Americas, New York, New York 10019. Notices of intention to present proposals, including nomination of a director, at the 2014 annual meeting must be received by the Company between February 24, 2014 and 5:00 p.m., Eastern Time, on March, 26, 2014. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the 2014 annual meeting unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order or to take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Company’s Audit Committee. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Garrison Capital Inc.
Attn: Chief Compliance Officer
1350 Avenue of the Americas
New York, New York 10019

The Audit Committee Members may be contacted at:

Garrison Capital Inc.
Attn: Chairman of Audit Committee
1350 Avenue of the Americas
New York, New York 10019

You are cordially invited to attend our Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you are requested to vote in accordance with the voting instructions in the Notice of Internet Availability of Proxy Materials or by requesting hard copy proxy materials from us and returning a proxy card.

By Order of the Board of Directors,

Julian Weldon
Secretary

New York, New York
June 24, 2013

Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1. Election of Directors

Nominees

1a Joseph Tansey

1b Cecil Martin

The Board of Directors recommends you vote FOR the following proposal(s):

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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GARRISON CAPITAL INC.
1350 AVENUE OF THE AMERICAS
SUITE 905
NEW YORK, NY 10019

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	**For**	**Against**	**Abstain**
1a Joseph Tansey	☐	☐	☐
1b Cecil Martin	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Audited Financial Statements is/are available at www.proxyvote.com .

GARRISON CAPITAL INC.
Annual Meeting of Stockholders
August 6, 2013 2:00 PM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Joseph Tansey and Brian Chase, or either of them, as proxies, each with the power to appoint its substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of GARRISON CAPITAL INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at the offices of Dechert LLP, 1095 Avenue of the Americas, 28th Floor, New York, New York 10036, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000181638_2 R1.0.0.51160

Continued and to be signed on reverse side